MAINSTAY VP FUNDS TRUST

MainStay VP Unconstrained Bond Portfolio

MainStay VP Income Builder Portfolio

Supplement dated September 11, 2015 to the Summary Prospectuses dated May 1, 2015,

the Prospectus dated May 1, 2015, as supplemented, and the Statement of Additional Information dated May 1, 2015, as supplemented

Change to Portfolio Managers

Taylor Wagenseil will continue to serve as a portfolio manager of the MainStay VP Unconstrained Bond Portfolio and the fixed income portion of the MainStay VP Income Builder Portfolio (the “Portfolios”) until August 2016. From September 2016 to August 2017, Mr. Wagenseil will provide advisory support to the Portfolios’ portfolio management team but will not have discretionary investment authority.

Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the Portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.